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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. __)

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

         [ ]  Preliminary Proxy Statement
         [ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
         [ ]  Definitive Proxy Statement
         [X]  Definitive Additional Materials
         [ ]  Soliciting Material Under Rule 14a-12


                         NATIONAL PROPERTY INVESTORS 6
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                (Name of Registrant as Specified in Its Charter)

                                      N/A
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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [ ]  No fee required.
         [X] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1)  Title of each class of securities to which transaction applies:

         Limited Partnership Units
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    (2)  Aggregate number of securities to which transaction applies:

         109,600
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    (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

         $18,060,000 is the purchase price for the properties to be sold

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    (4)  Proposed maximum aggregate value of transaction:

         $18,060,000
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    (5)  Total fee paid:

         $3,612
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       [X] Fee paid previously with preliminary materials:
       [ ] Check box if any part of the fee is offset as provided by Exchange
           Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

           (1) Amount Previously Paid:
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           (2) Form, Schedule or Registration Statement No.:
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           (3) Filing Party:
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           (4) Date Filed:



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                          NATIONAL PROPERTY INVESTORS 6
                           c/o The Altman Group, Inc.
                           1200 Wall Street, 3rd Floor
                               Lyndhurst, NJ 07071
                                 (800) 217-9608


                                                               February 13, 2006

Dear Limited Partner:

         On January 23, 2006, we mailed you a Consent Solicitation Statement (the "Solicitation Statement) and a form of Consent of Limited Partner (the "Consent Form") relating to proposed amendments (the "Amendments") to the Partnership Agreement of National Property Investors 6, a California limited partnership, to permit the sale of Place du Plantier and Fairway View I to SH Partners, L.P., an entity in which an affiliate of ours owns a 33.33% interest and acts as general partner (the "Sale").

         Because an affiliate of ours owns an interest in SH Partners, we are seeking consents from limited partners who hold a majority of the outstanding limited partnership units held by limited partners other than us and our affiliates ("Unaffiliated Units"). To do this, we need consents from holders of at least 17,033.406 Unaffiliated Units. As of February 10, 2006, holders of 4,057 Unaffiliated Units have consented, holders of 4,970 Unaffiliated Units have withheld consent, and holders of 304 Unaffiliated Units have abstained. In order to approve the Amendments, we need consents from holders of an additional 12,976.406 Unaffiliated Units.

         IN ORDER TO GIVE LIMITED PARTNERS MORE TIME TO RESPOND, WE HAVE EXTENDED THE EXPIRATION DATE FOR THE CONSENT SOLICITATION FROM FEBRUARY 13, 2006 TO FEBRUARY 27, 2006.

         Your participation is very important. Please review the Solicitation Statement and complete, sign and return the enclosed Consent Form in accordance with the instructions in the Solicitation Statement by 5:00 p.m., New York City time, on February 27, 2006. If you have already returned your Consent Form, you need not do anything at this time.

         If you have any questions or require any assistance in completing and returning the Consent Form, please contact our Solicitation Agent, The Altman Group, Inc., by mail at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071; by overnight courier service at 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071; by fax at (201) 460-0050; or by telephone at (800) 217-9608.




                                                  Sincerely,

                                                  NPI Equity Investments, Inc.,
                                                  Managing General Partner


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                         NATIONAL PROPERTY INVESTORS 6
                           CONSENT OF LIMITED PARTNER


     This consent is solicited by NPI Equity Investments, Inc., a Florida corporation and the managing general partner (the "Managing General Partner" of National Property Investors 6, a California limited partnership (the "Partnership")). AS A RESULT OF ITS AFFILIATION WITH SH PARTNERS, L.P., THE MANAGING GENERAL PARTNER MAKES NO RECOMMENDATION WITH RESPECT TO THE PROPOSAL. IF NO ELECTION IS SPECIFIED WITH RESPECT TO THE PROPOSAL, ANY OTHERWISE PROPERLY COMPLETED AND SIGNED CONSENT FORM WILL BE DEEMED TO BE A CONSENT TO THE PROPOSAL.

     The undersigned limited partner of the Partnership, acting with respect to all limited partnership units held of record by the undersigned on January 19, 2006, hereby consents, withholds consent or abstains, with respect to the proposal specified below and more fully described in the Consent Solicitation Statement, dated January 23, 2006 (the "Solicitation Statement"). All capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Solicitation Statement.

PROPOSAL:      Approval of Amendments to the Partnership Agreement to permit the
               Sale of the Place du Plantier Apartments and the Fairway View I
               Apartments to SH Partners, L.P., an entity in which an affiliate of the managing general partner owns a 33.33% interest and acts as general partner.

              [ ] Consent     [ ] Withhold Consent     [ ] Abstain

     The undersigned hereby constitutes and appoints the Managing General Partner of the Partnership as his or her attorney-in-fact for the purposes of executing any and all documents and taking any and all actions necessary to implement the actions set forth above. The Managing General Partner, in its discretion, may reduce the purchase price for the Properties by up to 10% and make any other amendments to the Purchase and Sale Agreement which, in its opinion, are necessary, appropriate or desirable in connection with the Sale, and that do not materially and adversely affect the Partnership.

Date:

                                   ------------------------------------------
                                   Type or Print Name of Individual or Entity


                                   By:

                                        Signature


                                   ------------------------------------------
                                   Type or Print Name of Individual or Entity


                                   Capacity



                                   Tax Identification or Social Security Number



                                   Telephone Number


Please sign exactly as you hold your interest in the Partnership. When signing as an attorney-in-fact, executors, administrator, trustee or guardian, please give your full title. If an interest is jointly held, each holder should sign. If a corporation, please sign in full corporate name by a duly authorized officer. If a partnership, please sign in partnership name by a duly authorized person.

A fully completed, signed and dated consent form should be sent by hand, by mail or by overnight courier to The Altman Group, Inc., 1200 Wall Street, 3rd Floor, Lyndhurst, New Jersey 07071, or by fax at (201) 460-0050. The consent solicitation will expire, and all consent forms must be received by 5:00 p.m., New York City time, on February 27, 2006, unless extended.